Rule 497(e)
                                                          SEC File No. 333-93443


                                                              FEBRUARY 14, 2001

                                THE STURGEON FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 2, 2000


     The Board of Trustees of The Searay Financial Funds has determined to redeem all outstanding shares of the Sturgeon Fund. Prior to February 27, 2001 you may redeem your account in accordance with the section titled "How to Make Withdrawals" in the Prospectus. ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO FEBRUARY 27, 2001 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, WITH PROCEEDS SENT TO THE ADDRESS OF RECORD. Redemptions will be considered sales for tax purposes; shareholders should consult their tax advisor. Please call the Transfer Agent at 1-800-445-8327 for more information.

     The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds have been invested in short term liquid assets. Shares of the Fund are no longer available for purchase.

               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

     If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered Account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid the disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

     THIS SUPPLEMENT MODIFIES THE PROSPECTUS DATED MARCH 2, 2000 AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DATED MARCH 2, 2000, WHICH IS INCORPORATED HEREIN BY REFERENCE AND CAN BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-445-8327.